Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Cash And Cash Equivalents [Abstract]
Cash and savings accounts	$ 63,664	$ 65,705
Time deposits	6	6
Cash and cash equivalents reported on the consolidated balance sheets	63,670	65,711
Restricted cash	507	500
Total cash, restricted cash and cash equivalents reported on the consolidated statements of cash flows	$ 64,177	$ 66,211	$ 72,432	$ 59,631